                                                                    EXHIBIT 4.44

                                PLEDGE AGREEMENT


       THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated as of December 20, 1993, is executed by and among the owners of the capital stock of MISSISSIPPI-34 CELLULAR CORPORATION, a Mississippi corporation ("Borrower") listed on the signature pages hereto ("Pledgors"), and AT&T Credit Corporation (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

                                  WITNESSETH:

       WHEREAS, the Borrower and Lender have entered into a certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lender has agreed, subject to certain conditions precedent, to make loans to Borrower from time to time;

       WHEREAS, each of the Pledgors owns that percentage of the issued and outstanding capital stock of the Borrower set forth on Exhibit A hereto and will derive direct and indirect economic benefit from the loans made to the Borrower under the Loan Agreement;

       WHEREAS, the Lender has required, as a condition to its entering into the Loan Agreement, that the Pledgors execute and deliver this Pledge Agreement; and

       WHEREAS, the Pledgors desire to secure their "Liabilities" (as hereinafter defined) to the Lender by the grant to the Lender of a first priority security interest in the "Pledged Collateral" (as hereinafter defined);

       NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of the Borrower pursuant to the Loan Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Lender hereby agree as follows:

       1. Pledge. Each Pledgor hereby pledges to the Lender, and grants to the Lender a security interest in, the following (collectively, the "Pledged Collateral"):

       (a) the shares of the capital stock of the Borrower, now or at any time or times hereafter owned by such Pledgor, and the certificates representing the shares of such capital stock (as identified on Exhibit A attached hereto and made a part hereof), all options and warrants for the purchase of shares of the stock of the Borrower now or hereafter held in the name of such Pledgor (all of said capital stock, options and warrants and all capital stock held in the name of such Pledgor as a result of the exercise of such options or warrants being hereinafter collectively referred to as the "Pledged Stock"), herewith delivered to the Lender accompanied by stock powers in the form of Exhibit B attached hereto and made a part hereof ("Powers") duly executed in blank, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of such shares;

       (b) all additional shares of stock of the Borrower from time to time acquired by such Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Stock and shall be listed on Exhibit A), and all options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

       (c) the property and interests in property described in paragraph 3 below; and

       (d)    all proceeds of the foregoing.

       2. Security for Liabilities. The Pledged Collateral secures the prompt payment, performance and observance of (i) the Borrower's obligations and liabilities under the Loan Agreement and the Loan Documents and (ii) each Pledgor's obligations and liabilities under this Pledge Agreement and each agreement, document or instrument executed pursuant to or in connection with this Pledge Agreement (all such obligations and liabilities described in (i) and (ii) above and now or hereafter existing being hereinafter referred to collectively as the "Liabilities").

       3. Pledged Collateral Adjustments. If, during the term of this Pledge Agreement:

       (a) any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Borrower, or any option included within the Pledged Collateral is exercised, or both, or

       (b) subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral, then all new, substituted and additional shares, warrants, rights, options or other securities, issued by reason of any of the foregoing, shall be immediately delivered to and held by the Lender under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this paragraph 3 shall be deemed to permit any stock dividend, issuance of additional stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of the Borrower which is not expressly permitted in the Loan Agreement.

       4. Subsequent Changes Affecting Pledged Collateral. Each Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and each Pledgor agrees that the Lender shall have no obligation to inform any Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Lender may, after the occurrence of an Event of Default, with notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee's name with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, the Lender may at any time exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

       5. Representations and Warranties. Each Pledgor represents and warrants as follows:

              (a) such Pledgor is the sole legal and beneficial owner of that percentage of the issued and outstanding capital stock of the Borrower set forth on Exhibit A, free and clear of any Lien except for the security interest created by this Pledge Agreement;

              (b) such Pledgor has full corporate power and authority to enter into this Pledge Agreement;

              (c) there are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral except as set forth in the Shareholders Agreement;

              (d) such Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens except as set forth in the Shareholders Agreement;

              (e) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of such Pledgor's Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required (x) in connection with such disposition by laws affecting the offering and sale of securities generally and (y) by the FCC or PUC);

              (f) the pledge of such Pledgor's Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in such Pledged Collateral, in favor of the Lender, securing the payment and performance of the Liabilities; and

              (g) the Powers are duly executed and give the Lender the authority they purport to confer.

              6. Voting Rights. During the term of this Pledge Agreement, and except as provided in this Section 6 below, each Pledgor shall have the right to vote the Pledged Stock on all corporate questions in a manner not inconsistent with the terms of this Pledge Agreement, the Loan Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. After the occurrence of an Event of Default, the Lender may, at the Lender's option and following written notice from the Lender to the Pledgors, exercise all voting powers pertaining to the Pledged Collateral.

              7.     Dividends and Other Distributions.

              (a) So long as no Event of Default shall have occurred and be continuing:

              (i) Each Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of such Pledgor's Pledged Collateral to the extent the Borrower is permitted to make such payments under the Loan Agreement, provided, however, that any and all

                     (A) dividends and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

                     (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                     (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral; shall be, and shall be forthwith delivered to the Lender to hold as, Pledged Collateral and shall, if received by such Pledgor, be received in trust for the Lender, be segregated from the other property or funds of such Pledgor, and be delivered immediately to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement); and

              (ii) The Lender shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (i) above.

              (b)    After the occurrence of an Event of Default:

              (i) All rights of each Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Lender, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments;

              (ii) all dividends and interest payments which are received by each Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the Lender, shall be segregated from other funds of such Pledgor and shall be paid over immediately to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsements); and

              (iii) each Pledgor shall, upon the request of the Lender, at Pledgor's expense, do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledgor's Pledged Collateral or any part thereof valid and binding and in compliance with applicable law. Each Pledgor will reimburse the Lender for all expenses incurred by the Lender, including, without limitation, reasonable attorneys' and accountants' fees and expenses in connection with the foregoing to the extent that such expenses relate to the Pledgor's Pledged Collateral.

              8. Transfers and Other Liens. Each Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Lender, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

              9.     Remedies.

              (a) The Lender shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New Jersey. In addition, after the occurrence of an Event of Default, the Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Lender or which the Lender shall otherwise have the ability to transfer under applicable law, the Lender may, in its sole discretion, without notice except as specified below, after the occurrence of an Event of Default, sell or cause the same to be sold at any exchange, broker's board or at public or private sale, in one or more sales or lots, at such price as the Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Lender may, in its own name, or in the name of a designee or nominee, buy the Pledged collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. In accordance with the requirements of 47 C.F.R. Section 22.917 (1985), or any successor provision thereto, the Lender shall notify the Borrower and the FCC in writing at least ten (10) days prior to the repossession, in accordance with the Loan Documents, of all or any part of the System which is subject to said regulation. Each Pledgor shall be severally liable to the Lender for all reasonable expenses (including, without limitation, court costs and reasonable attorneys' and paralegals' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. The Lender agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Loan Agreement.

              (b) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Lender will give the Pledgors reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial Practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any Provision to the contrary contained herein, any requirements of reasonable notice shall be met if such notice is received by the Pledgors as provided in paragraph 19 below, at least five (5) Business Days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is waived, to the extent Permitted by law.

              (c) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgors agree that after the occurrence of an Event of Default, the Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Lender may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Lender, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Lender solicits such offers from not less than three (3) such investors, then the acceptance by the Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

              (d) In connection with the enforcement by the Lender of any remedies available to the Lender as a result of any Event of Default, each Pledgor agrees to, and to use its best efforts to cause the Borrower to join and cooperate fully, in each case at the Lender's election, with the Lender, any receiver referred to below and/or the successor bidder or bidders at any foreclosure sale in a filing of an application (and furnishing any additional information that may be required in connection with such application) with the FCC, the PUC and all applicable federal, state and local governmental authorities, requesting their prior approval of (i) the operation or abandonment of all or any portion of the System and/or (ii) the transfer of control of the Borrower or assignment of all licenses, certificates, authorizations, approvals and permits, issued to the Borrower by the FCC, the PUC or any such authorities with respect to the System and the operation thereof, to the receiver or to the successful bidder or bidders, including without limitation, the Lender. In connection with the foregoing, each Pledgor agrees to use its best efforts to cause the Borrower to take such further actions, and execute all such instruments, as the Lender reasonably deems necessary or desirable. Each Pledgor agrees that the Lender may enforce any obligations of such Pledgor as set forth in this Paragraph by an action for specific performance.

              (e) Notwithstanding any other Provision of this Agreement to the contrary, the exercise of any rights hereunder by the Lender that may require FCC or PUC approval shall be subject to obtaining such approval. Pending obtaining the FCC or PUC approval no Pledgor will do anything to delay, hinder, interfere or obstruct the exercise of the Lender's rights hereunder in obtaining such approvals.

              (f) In connection with the exercise of its remedies under this Agreement, Lender may, upon the occurrence of an Event of Default obtain the appointment of a receiver or trustee to assume, upon receipt of all necessary judicial, FCC or other governmental authority, consents or approvals, control of or ownership of any Pledgor's Pledged Collateral. Such receiver or trustee shall have all rights and powers Provided to it by law or by court order or Provided to Lender under this Agreement. Upon the appointment of such trustee or receiver, such Pledgor agrees to cooperate, to the extent necessary or appropriate, in the expeditious preparation, execution and filing of an application to the FCC or PUC for consent to the transfer of control or assignment of the Construction Permits or the Operating Licenses or the Certificate of the Borrower to the receiver or trustee.

              10. Security Interest Absolute. All rights of the Lender and security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating thereto;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Loan Agreement;

              (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

              (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Liabilities or of this Agreement.

              11. Lender Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Lender its attorney-in-fact, with full authority, in the name of such Pledgor or otherwise, after the occurrence of an Event of Default, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the Borrower to the name of the Lender or the Lender's nominee.

              12. Waivers. Each Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of the Liabilities and all other notices to which such Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Loan Agreement.

              13. Term. This Pledge Agreement shall remain in full force and effect until the Liabilities and the Obligations have been fully and indefeasibly paid and satisfied and the Loan Agreement has terminated pursuant to its terms. Upon the termination of this Pledge Agreement as provided above (other than as a result of the sale of the Collateral), the Lender will release the security interest created hereunder and will deliver the Pledged Stock and the Powers to the appropriate Pledgors.

              14. Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

              15. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgors, the Lender and their respective successors and assigns. Each Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for such Pledgor.

              16. Applicable Law; Severability. This Pledge Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflict of laws Provisions) and decisions of the State of New Jersey. Whenever possible, each Provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such Prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement. Furthermore, if any term or provision hereof is held to be inconsistent with the Communications Act of 1934, as amended, 47 U.S.C. 151 et seg., or with the Rules and Regulations of the FCC, or otherwise illegal or invalid for any reason, such provision shall not affect the remainder hereof, and the parties shall promptly cooperate in good faith to modify this Agreement, so as to avoid any impairment of Lender's security interest in the Pledged Collateral.

              17. Further Assurances. Each Pledgor agrees that it will cooperate with the Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other action, including, without limitation, the filing of financing statements, as the Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

              18. The Lender's Duty of Care. The Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Lender's (i) gross negligence or willful misconduct, or (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Lender's possession. Without limiting the generality of the foregoing, the Lender shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Pledgors, who shall have several liability therefor, and shall constitute part of the Liabilities secured hereby.

              19. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be addressed, if to any Pledgor, to the address set forth below the signature line of such Pledgor, and if to the Lender, c/o

              AT&T Capital Corporation/Capital Markets Division
              44 Whippany Road

              Morristown, NJ 07962-1983
              Attention:    Operations Manager
              Telecopy:     (201) 397-4368
              Confirmation: (201) 397-3429

       with a copy to

              AT&T Capital Corporation/Capital Markets Division
              44 Whippany Road
              Morristown, NJ 07962-1983
              Attention:    Chief Counsel
              Telecopy:     (201) 397-3165
              Confirmation: (201) 397-4190

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) three (3) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; or (iii) upon acknowledgment of receipt thereof if transmitted by such a telecommunications device.

              20. Effect on Shareholders Agreement. The Pledgors and the Borrower hereby agree that, notwithstanding any contrary provision in the Shareholders Agreement among the Pledgors and the Borrower, the Lender shall be permitted to exercise any and all of its rights and remedies under this Pledge Agreement, including, without limitation, the right to foreclose upon or sell the Pledged Collateral, free and clear of any restriction on the Pledged Collateral contained in the Shareholders Agreement.

              21. Amendments, Waivers and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              22. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

              23. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

       IN WITNESS WHEREOF, the Pledgors and the Lender have executed this Pledge Agreement as of the 20th day of December, 1993.



                                   MERCURY, INC.

                                   By:    /s/ WILLIAM T. HENNING, JR.
                                          ------------------------------
                                   Name:
                                   Title: President

                                   Address:      CM Tower, Suite 1495
                                                 One Lakeshore Drive
                                                 Lake Charles, LA 70602
                                   Telecopy:     (318) 433-0587
                                   Confirmation: (318) 436-9000



                                    /s/ DAVID A. BAILEY
                                   -------------------------------------
                                   David Bailey

                                   Home
                                   Address:      807 Church Street
                                                 Port Gibson, MS 39150



                                   /s/ E. B. MARTIN, JR.
                                   -------------------------------------
                                   E. B. Martin, Jr.

                                   Home
                                   Address:      2306 Twin Lakes Circle
                                                 Jackson, MS 39211

                                   Office
                                   Address:      Young, Scanlon, Sessums
                                                 P.O. Box 23059
                                                 Jackson, MS 39225-3059
                                   Telecopy:     (601) 355-6136



                                   /s/ ROBERT MOUNGER
                                   ---------------------------------------
                                   Robert Mounger

                                   Home
                                   Address:      4321 E. Manor Ct.
                                                 Jackson, MS 39502

                                   Office
                                   Address:      200 East Capitol Street
                                                 Suite 1601
                                                 Jackson, MS 39201
                                   Telecopy:     (601) 354-8329

                   /s/ WILLIAM M. MOUNGER, II
                   ------------------------------------------
                   William M. Mounger, II

                   Home
                   Address:      1521 St. Ann Street
                                 Jackson, MS 39202

                   Office
                   Address:      1410 Livingston Lane
                                 Jackson, MS 39213-8003
                   Telecopy:     (601) 362-2664



                   /s/ JAMES A. MURRELL, III
                   ------------------------------------------
                   James A. Murrell, III

                   Home
                   Address:      107 Pondside Lane
                                 Madison, MS 39110

                   Office
                   Address:      1410 Livingston Lane
                                 Jackson, MS 39213-8003
                   Telecopy:     (601) 362-2664



                   /s/ WILLIAM M. YANDELL, III
                   ----------------------------------------
                   William M. Yandell, III

                   Home
                   Address:      6082 Woodway Drive
                                 Memphis, TN 38120

                   Office
                   Address:      2600 Insurance Center Dr.
                                 Suite 200A
                                 Jackson, MS 39216
                   Telecopy:     (601) 362-4711



                   /s/ WIRT A. YERGER, III
                   ----------------------------------------
                   Wirt A. Yerger, III

                   Home
                   Address:      2125 Heritage Hills Dr.
                                 Jackson, MS 39211

                   Office
                   Address:      2600 Insurance Center Dr.
                                 Suite 200A
                                 Jackson, MS 39216
                   Telecopy:     (601) 362-4711

                                    Home
                                    Address:      2125 Heritage Hills Dr.
                                                  Jackson, MS 39211

                                    Office
                                    Address:      200 East Capitol Street
                                                  Suite 1647
                                                  Jackson, MS 39201
                                    Telecopy:     (601) 355-3227




                                    AT&T CREDIT CORPORATION

                                    By:    /s/ EDWARD W. ANDREWS, JR.
                                           -----------------------------------
                                    Name:  Edward W. Andrews, Jr.
                                    Title: Senior Vice President




ACCEPTED AND AGREED TO
 WITH RESPECT TO PARAGRAPH 20


MISSISSIPPI-34 CELLULAR CORPORATION


By:
       --------------------------------------
Name:
Title:

                                     AT&T CREDIT CORPORATION

                                     By:
                                            ---------------------------------
                                     Name:
                                     Title:


ACCEPTED AND AGREED TO
 WITH RESPECT TO PARAGRAPH 20


MISSISSIPPI-34 CELLULAR CORPORATION


By:     /s/ WILLIAM L. HENNING, JR.
       -----------------------------
Name:
Title: President

                                 ACKNOWLEDGMENT



       The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Lender or its nominee or the exercise of voting rights by the Lender.


                                   MISSISSIPPI-34 CELLULAR CORPORATION


                                   By:     /s/ WILLIAM L. HENNING, JR.
                                          -----------------------------
                                   Name:
                                   Title: President

            INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    53                                                               -1,313-


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that Mercury, Inc. is the registered holder of One Thousand Three Hundred Thirteen Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 19th day of April A.D. 1993



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM L. HENNING, JR.
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM L. HENNING, JR.

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    39                                                                3,625


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that Mercury, Inc. is the registered holder of Three Thousand Six Hundred Twenty-five Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    40                                                                  162


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that Mercury, Inc. is the registered holder of One Hundred Sixty-two Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    13                                                                2,500


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that David Bailey is the registered holder of Two Thousand Five Hundred Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 14th day of April A.D. 1992


                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. MOUNGER, II
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. MOUNGER, II

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    50                                                                 -180-


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that E. B. Martin, Jr. is the registered holder of One Hundred Eighty Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    48                                                               -326.4-


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that Robert G. Mounger is the registered holder of Three Hundred Twenty-six and 4/10 Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    46                                                               -571.2-


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that William M. Mounger II is the registered holder of Five Hundred Seventy-One and 2/10 Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    52                                                                  180


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that James A. Murrell III is the registered holder of One Hundred Eighty Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    42                                                                 571.2


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that William M. Yandell III is the registered holder of Five Hundred Seventy-one and 2/10 Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

           INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI


  NUMBER                            [LOGO]                            SHARES
    44                                                                 571.2


                     MISSISSIPPI-34 CELLULAR CORPORATION


         AUTHORIZED TO ISSUE 100,000 SHARES-PAR VALUE $.01 PER SHARE


This Certifies that Wirt A. Yerger III is the registered holder of Five Hundred Seventy-one and 2/10 Shares of the capital stock of the above named corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 20th day of November A.D. 1992



                                    [SEAL]
 /s/ WILLIAM M. MOUNGER II                          /s/ WILLIAM M. YANDELL III
------------------------------                    ------------------------------
         SECRETARY                                           PRESIDENT
   WILLIAM M. MOUNGER II                              WILLIAM M. YANDELL III

                                  STOCK POWER

       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ______________________________________________________________
162 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 40 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:
      -----------------------


                              Mercury, Inc.

                              By:    /s/ WILLIAM L. HENNING, JR.
                                     ---------------------------
                                     William L. Henning, Jr.
                                     President

                                  STOCK POWER


       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ___________________________________________________________________
3,625 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 39 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.


Dated:
      --------------------------


                                          Mercury, Inc.


                                   By:    /s/ WILLIAM L. HENNING, JR.
                                          ---------------------------
                                          William L. Henning, Jr.
                                          President

                                  STOCK POWER

       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _______________________________________________________________
1,313 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 53 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _____________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:
      ------------------------

                                      Mercury, Inc.


                               By:    /s/ WILLIAM L. HENNING, JR.
                                      ---------------------------
                                      William L. Henning, Jr.
                                      President

                                  STOCK POWER


       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ___________________________________________________________________
2,500 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 13 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.


Dated:
      -------------------------------


                                        /s/ DAVID A. BAILEY
                                        -------------------
                                        David A. Bailey

                                  STOCK POWER

       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ___________________________________________________________________
180 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 50 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:
      -------------------------------


                                         /s/ E. B. MARTIN, JR.
                                         ---------------------
                                         E. B. Martin, Jr.

                                  STOCK POWER


       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ___________________________________________________________________
326.4 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 48 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:
      ---------------------------



                                   /s/ ROBERT G. MOUNGER
                                   ---------------------
                                   Robert G. Mounger

                                  STOCK POWER

              FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _________________________________________________________________
571.2 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 46 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:
      ----------------------------

                                     /s/ WILLIAM M. MOUNGER II
                                     -------------------------
                                     William M. Mounger II

                                  STOCK POWER


              FOR VALUE RECEIVED, me undersigned does hereby sell, assign and transfer to__________________________________________________________________
180 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 52 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.


Dated:
      ---------------------------------



                                             /s/ JAMES A. MURRELL, III
                                             -------------------------
                                             James A. Murrell, III

                                  STOCK POWER

       FOR VALUE RECEIVED, me undersigned does hereby sell, assign and transfer to ______________________________________________________________________ 571.2
Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation represented by Certificate No. 42 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof: and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:
      -----------------------------




                                  /s/ WILLIAM M. YANDELL III
                                  --------------------------
                                  William M. Yandell III

                                  STOCK POWER


       FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ____________________________________________________________
571.2 Shares of Capital Stock of Mississippi-34 Cellular Corporation, a Mississippi corporation, represented by Certificate No. 44 (the "Stock"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint _______________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.


Dated:
      -------------------------------------



                                                 /s/ WIRT A. YERGER III
                                                 ----------------------
                                                 Wirt A. Yerger III

                                  EXHIBIT A
                                     to
                              PLEDGE AGREEMENT
                        dated as of December 20, 1993



                         Pledged Stock Certificates





                              Percentage of                Shares of Capital
                              Issued and Outstanding       Stock owned by
                              Capital Stock owned          each Pledgor Subject
Name                          by each Pledgor              to Pledge
Mercury, Inc.                  51%                         5,100
David Bailey                   25%                         2,500
E. B. Martin, Jr.             1.8%                           180
Robert Mounger                3.3%                         326.4
William M. Mounger, II        5.7%                         571.2
James Murrell                 1.8%                           180
William M. Yandell, III       5.7%                         571.2
Wirt A. Yerger, III           5.7%                         571.2